                                                                   Exhibit 10.96

                 GLOBAL AMENDMENT NO. 1 TO COLLATERAL DOCUMENTS
                 ----------------------------------------------

          This Global Amendment (this "Amendment") is entered into as of July 6, 1998, among IMPAC GROUP, INC., a Delaware corporation (the Company"), AGI
                                                           -------
INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC., a Pennsylvania
                                        ---
corporation ("Klearfold", and together with AGI, each a "L/C Borrower" and
              ---------                                  ------------
collectively, the "L/C Borrowers"), KF-Delaware, Inc., a Delaware Corporation
                   -------------
("KFD"), KF-International, Inc., a United States Virgin Island corporation
  ---
("KFI" and together with KFD, each a "Subsidiary Guarantor" and collectively,
  ---                                 --------------------
the "Subsidiary Guarantors"), and Bank of America National Trust & Savings
     ---------------------
Association, as agent for the Lenders (the "Agent"). Unless otherwise specified
                                            -----
herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Existing Credit Agreement (as defined below).

                                   RECITALS
                                   --------

          WHEREAS, the Company, the L/C Borrowers (the Company and the L/C Borrowers each a "Credit Party" and collectively the "Credit Parties"), the
                  ------------                        --------------
financial institutions from time to time party thereto and the Agent are party to that certain Credit Agreement, dated as of March 12, 1998 (as amended through the date hereof, the "Existing Credit Agreement");
                      -------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI, Klearfold and the Agent entered into a Pledge Agreement - L/C Borrowers dated as of March 12, 1998 (the "Pledge Agreement L/C Borrowers");
                                               ------------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI, Klearfold and the Agent entered into a Security
Agreement - L/C Borrowers dated as of March 12, 1998 (the "Security Agreement
                                                           ------------------
L/C Borrowers");
-------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI and Klearfold issued a Guaranty - L C Borrowers dated, as of March 12, 1998 (the "Guaranty L/C Borrowers");
                        ----------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFD, KFI and the Agent entered into a Pledge Agreement - Subsidiary Guarantors, dated as of March 12, 1998 (the "Pledge Agreement
                                                        ----------------
Subsidiary Guarantors");
---------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFD, KFI and the Agent entered into a Security Agreement - Subsidiary' Guarantors, dated as of March 12, 1998 (the "Security Agreement -
                                                         --------------------
Subsidiary Guarantors");
---------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFI and KFI issued a Guaranty - Subsidiary Guarantors, dated as of March 12, 1998 (the "Guaranty - Subsidiary Guarantors");
                           --------------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, IMPAC Group, Inc. and the Agent have entered into a Pledge Agreement - Company, dated as of March 12, 1998 (the "Pledge Agreement -
                                                      ----------------
Company");
-------

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          WHEREAS, in connection with the execution and delivery of the Existing
Credit Agreement, IMPAC Group, Inc. and the Agent entered into a Security Agreement - Company, dated as of March 12, 1998 ("the Security Agreement -
                                                 -------------------------
Company"); and together with Pledge Agreement - L/C Borrowers, Security
---------
Agreement - L/C Borrowers, Pledge Agreement - Subsidiary Guarantors, Security Agreement - Subsidiary Guarantors, Guaranty - Subsidiary Guarantors, Pledge Agreement - Company, Security Agreement - Company, and Guaranty - Company, each a "Security Document" and collectively, the "Security Documents";
   -----------------                         ------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, IMPAC Group, Inc. issued a Guaranty - Company, dated as of March 12, 1998 (the "Guaranty - Company"); together with the Guaranty - L/C Borrowers and Guaranty - Subsidiary Guarantors (the "Guaranties");

          WHEREAS, the Pledge Agreement - L/C Borrowers, Security Agreement - L/C Borrowers, Pledge Agreement - Subsidiary Guarantors, Security Agreement - Subsidiary Guarantors, Pledge Agreement - Company, and Security Agreement - Company, are referred to herein each a "Collateral Document" and collectively,
                                        -------------------
the "Collateral Documents";
     ---------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, the Credit Parties, the Agent and the Lenders desire to enter into an Amended and Restated MultiCurrency Credit Agreement dated as of the date hereof (the "Amended Credit Agreement"), amending and restating the Existing Credit Agreement upon the occurrence of the Initial Funding Date (as defined in the Amended Credit Agreement); and

          WHEREAS, as a condition to the Announcement Date under, and as defined in, the Amended Credit Agreement, the Credit Parties and the Subsidiary, Guaranties are required to enter into this Amendment;

          NOW THEREFORE, in consideration of the benefits accruing to each Credit Party and each Subsidiary Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, each Subsidiary Guarantor and the Agent, for the benefit of itself and the Lenders, hereby agree as follows:

     1.     Amendment to Security Documents. (a) Upon the "Effective Date" (as
            -------------------------------
defined below), the first clause in the definition of Secured Obligation in each Security Document shall be amended to read: "(i) all Obligations as defined in the Credit Agreement, dated as of March 12, 1998, among the Company, AGI, Klearfold, the Lenders and the Agent, to the extent the same survives after the Initial Funding Date (as defined in the Amended Credit Agreement) pursuant to
Section 11.21 of the Amended Credit Agreement, and the Amended and Restated MultiCurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 6, 1998 among the Company, AGI, Klearfold, the Agent and the Lenders party thereto;" (b) Upon the Effective Date, the following text shall be added at the end of Section 2 of each Collateral Agreement:
"Notwithstanding anything to the contrary contained herein, the foregoing assignment, pledge and grant of security interest shall not extend to any payment obligations owing to the Company from a Subsidiary of the Company which has not guaranteed the obligations under the Senior Subordinated Note Indenture."

     2.  Amendment to Guaranties. Upon the Effective Date, the "Credit
         -----------------------
Agreement" referred to in each Guaranty shall be the Existing Credit Agreement, to the extent the same survives after the Initial Funding Date (as defined in the Amended Credit Agreement) pursuant to Section 11.21 of the Amended Credit Agreement, and the Amended Credit Agreement.

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     3.  Representations and Warranties. Each Credit Party and each Subsidiary
          ------------------------------
Guarantor hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Collateral Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

          (c) After giving effect to this Amendment and the Amendment No. 1 and Consent to Credit Agreement of even date herewith among the Credit Parties, the Lenders and Agent, no Default or Event of Default has occurred and is continuing.

     4.  Effective Date. This Amendment shall become effective as of the date
         --------------
first written above upon the date of the execution and delivery hereof by the Credit Parties, the Subsidiary Guarantors and the Agent; provided however;
                                                         -------- -------
notwithstanding anything herein to the contrary, in the event that the Offer is not consummated pursuant to the terms of the Amended Credit Agreement, then this Amendment shall be terminated and be of no further force and effect.

     5  Reference to and Effect Upon the Collateral Documents.
        -----------------------------------------------------

          (a) Except as specifically amended above, each of the Collateral Documents and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any Collateral Document or any other Loan Document, nor constitute a waiver of any provision of any Collateral Document or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in any Collateral Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to such Collateral Document as amended hereby.

     6.  Costs and Expenses. Each Credit Party hereby affirms its obligation
         ------------------
under Section 11.04 of the Existing Credit Agreement to reimburse the Agent for
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all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

     7.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND
                                                   --------
THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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     8.  Headings. Section headings in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     9.  Counterparts. This Amendment may be executed in any number of
         ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [Signature Pages follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   IMPAC GROUP, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    AGI INCORPORATED


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KLEARFOLD, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KF-INTERNATIONAL, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KF-DELAWARE, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer



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

                                    BANK OF AMERICA NATIONAL TRUST
                                    & SAVINGS ASSOCIATION, as Agent



                                    By:   /s/ David A. Johanson
                                        --------------------------
                                    Name:  David A. Johanson
                                    Title: Vice President

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